Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23AU

FIFTY-FIFTH AMENDMENT

TO THE

CSG MaSTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This FIFTY-FIFTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) entered into effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement, as amended hereby.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, the parties wish to extend the Print and Mail Term provided in Section 18 entitled TERM of the Agreement as well as other terms and conditions to support such an extension.

NOW THEREFORE, in consideration of the mutual promises set forth in the Agreement and in this Amendment, CSG and Customer agree to the following amendment of the Agreement as of the Effective Date unless another date is otherwise specified herein:

1.  Section 4 entitled INCREASE IN FEES, is hereby amended by adding the following, which shall solely govern the application of fee increases for Print and Mail Services:

PRINT AND MAIL INCREASE IN FEES.  Beginning on ****** *, ****, CSG shall *** ****** *** ** *** **** ********* ** ******** *, “****” CSG Services, III. Payment Procurement, A. Print and Mail Services, prior to ******* *, ****.  For clarity, any and all fees for Technical Services including, but not limited to the Technical Services provided in SCHEDULE F, CSG Services, III. Payment Procurement, A. Print and Mail, VII.B. Print and Mail Support Services, shall not be subject to the foregoing agreement to *** ****** **** for ***** *** **** ******** prior to ******* *, ****.  On or after ******* *, ****, and upon ****** (**) ***** prior written notice to Customer, with the exception of ********* (e.g., *****, as further defined below), CSG may ******** **** ********* ** ******** *, “****” CSG Services, III. Payment Procurement, A. Print and Mail Services ******** by an amount ******** ** *********** the ************ **** or ******* **** by the ********** ******** in the “******** ***** *****, ***** *********, *** ****** ******** ******* ****** ***” (“***”) during the most recent ****** (**)-***** ****** available to CSG at the time such notice is required to be provided, as published by the **** ********** ** *****, or any successor index mutually agreed by both parties as being reasonably equivalent. In no event will the *** ********** reduce the Fees or Project Fees hereunder.

Customer may request in writing, and CSG shall provide upon such request, documentation to support the amount of any *** ********** to **** within ***** (**) ******** **** of receiving CSG’s notification.  Such request must be in writing and directed to the author of the notification letter.  CSG shall provide to Customer documentation to support the *********** of any *** ********** to **** within ******* (**) ******** **** following receipt of any letter request with deemed receipt consistent with Section 30 entitled NOTICES.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Notwithstanding the foregoing, CSG acknowledges that the **** for ********* as specified in ******** *, “****” or as provided to Customer in a separate quote that has been mutually agreed by both parties, were based on certain assumptions regarding ***** and ******** (“*********”) ***** and ************.  Customer further acknowledges that volatility in the ***** ******** may result in changes (increases or decreases) to CSG’s ****** **** *** *********.  Accordingly, in the event CSG’s underlying ***** ******, such **** ******* may be ****** ***** ** ******** for ********* however ********* ***** ** ****** ***** ** ********, each of which will occur at an item level (e.g. if ***** ***** ********, but ********* ****** **** **** the **** *** ***** **** ********), at any time upon ****** (**) ***** prior written notice to Customer to accurately reflect the ********** ****** in CSG’s ***** *** ********* or the ********** ****** ** **** ***** as further outlined below, ******* ** **** ********.  Such **** ****** for ********* shall be: (a) in the event of a **** ******** the ****** of (i) the ********** ******** in ******* *** ******** ***** (*** **** ****) as found in the ***** ******** ***** (“**** *****”), found in the *********** “***** ******,” that closely ****** ***** ******* for ******* *** ******** ***** (“***** *****”) or (ii) the ********** ******** in CSG’s ****** *****; or (b) in the event of a **** ********, the greater of (i) the ********** ******** in  the **** ***** or (ii) the ********** ******** in CSG’s ****** *****.  Customer may request documentation to support the amount of any such *** ********** (and CSG shall ******** ****** with any such request); within ***** (**) ******** **** of receiving notice thereof.  Such documentation shall be in the form of written information reflecting the ****** in **** ***** as a measurement of compliance with this paragraph.   CSG shall not be required to provide to Customer ****** ****** **** ****.  CSG and Customer agree that the ***** ***** ********** may take place ** ******* than *******, **** and the baseline for the ***** ***** ****** for ********* shall be the **** ***** as of ********, ****.  CSG shall provide advance notice (email to suffice) of the ****** in ********* ****** ****** (**) **** prior to the application of such ****** to Customer.

2.  Section 18 entitled TERM subsection (b), entitled Print and Mail Term, is hereby deleted in its entirety and replaced with the following:

(b)  Print and Mail Term.  CSG’s obligation to provide, and Customer’s agreement to purchase, the Print and Mail Services described in Exhibit A-3 (the “Print and Mail Services”) shall remain in effect until December 31, 2019 (the “Print and Mail Term”) unless earlier terminated pursuant to the Agreement.  The term for any specific license for any Products related to the Print and Mail Services shall expire or terminate upon the expiration or termination of any period during which CSG is required to provide Termination Assistance (as defined in Section 20 below) with respect to the Print and Mail Services including, but not limited to, any such period that may occur following the Print and Mail Term or any Print and Mail Renewal Period. CSG and Customer agree that Section 18 entitled TERM, subsections (d) First Renewal Option and (e) Second Renewal Option terms shall not apply to the Print and Mail Services or the Print and Mail Term.  However, Customer shall have the option, in its sole discretion, to extend the Print and Mail Term for *** (*) ***** (through ******** **, ****) (the “Print and Mail Renewal Period”) by providing written notice to CSG no later than **** **, ****.  For clarity, Customer’s decision to extend the Print and Mail Term in accordance with this subsection (b) shall have no effect on the term of any other services set forth in the Agreement.

3.  Customer and CSG hereby agree to delete subsections (c) through (f) of Section 24 entitled EXCLUSIVITY their entirety including any references in the Agreement to subsections (c) through (f) of Section 24 entitled EXCLUSIVITY.

4.  Customer and CSG hereby agree to delete SCHEDULE F, “FEES”, CSG SERVICES, III. Payment Procurement, A. Print and Mail Services in its entirety and replace it with the pricing terms and conditions provided in Attachment A which is attached hereto and incorporated herein by this reference.

5.  Customer and CSG hereby agree all references to Print and Mail Minimums shall be deleted in their entirety and replaced with Guaranteed Print and Mail Fees, which shall include but not be limited to Section 19 entitled TERMINATION.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH Network l.l.c.	CSG SYSTEMS, INC.
By: /s/ Rob Dravenstott	By: /s/ Gregory L. Cannon
Name: Rob Dravenstott	Name: Gregory L. Cannon
Title: Senior Vice President and Chief Information Officer	Title: SVP, Secretary & General Counsel
Date: 10/31/16	Date: 11/1/16

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Attachment A

CSG SERVICES

III. Payment Procurement

A.	Print and Mail Services

The pricing and terms providing herein shall be Effective as of August 4, 2016 and unless otherwise provided, shall be subject to the terms of the Agreement as amended.

Guaranteed Print and Mail Fees

During the Print and Mail Term and any Print and Mail Renewal Period, each month Customer shall be responsible for paying CSG the ******* fees for Print and Mail Services incurred during such ***** set forth in this SCHEDULE F (the “Print and Mail Fees”).  The parties have mutually agreed upon the Print and Mail Fees to be provided hereunder based upon the Print and Mail Term of the Agreement. Customer acknowledges and agrees that, without the certainty of revenue based upon the payment of Fees set forth in this Agreement, and Exhibit A-3 of this Agreement in particular, CSG would have been unwilling to provide the Print and Mail Services at the fees set forth in the Agreement and this SCHEDULE F.  Therefore, during the Print and Mail Term, in the event of termination of all Print and Mail Services by CSG under Sections 19(a) through (d) or by Customer under Sections 19(e) and 19(f), Customer shall pay to CSG, as a discontinuance fee and not as a penalty (“Guaranteed Print and Mail Fee”), the ******* ******* Print and Mail Fees, which includes any amounts payable due to non-compliance by Customer with the Print and Mail Services exclusivity set forth in Section 24 entitled EXCLUSIVITY, in the *** (*) **** ******** ****** directly preceding the effective date of termination, ********** by the ****** of **** ******** ****** ********* in the ***** *** **** ****.

Listing of Products and Services included with the fee for advanced enhanced statement presentation (“AESP”) processing, as set forth in Section II.A of the table below.

The fee for AESP Statement processing set forth in this Section III.A under CSG SERVICES includes the following, with exceptions noted:

1.

******* **************** ***** *** ********* ****** **** *** **** **** ***** ******* *********** ******** ****** ****** **** *** **** **** *** ******* ******** *** **** *** ****** ****** **** *** **** **** *** *******.

2.	****** ********* ***.
3.	**** ***** *********** ***.
4.	****** ********* ********.
5.

******* ** ***** (**) ****** of ******* ********* ***** ******* in relation to ********* *******.  Upon expiration or earlier termination of the Processing Term (as defined by Section 18(b) of the Agreement), the software license for CSG ********* ******* (as described in ******* ***) and related Support Services shall be included in this portion of Section III.A (Listing of Products and Services included with the fee for AESP Statement processing) under CSG SERVICES, and accordingly, the CSG ********* ******* software license shall continue in effect and such related Support Services shall continue to be provided during the Print and Mail Term following the expiration or earlier termination of the Processing Term.

6.

**** ******* ****** ************* ******* (aka ****** *********** – ******* ****** *******) – the ***** ****** ************ *** ***** are ******** in the *** for AESP Statement processing.  Should ******** ****** ****** ************ in any given *****, Customer shall pay the fees set forth in this Section III.A.VII.C.2. under CSG SERVICES of this Schedule F, for any transactions that are in ****** of ****** ************ each *****.

Description of Item/Unit of Measure	Frequency	Fee
I.Startup
A.Statements - AESP Format (English and Bilingual) (******* *** *** *******)	*** *******	*****
B.Customer Letters (Note 11)	*** *******	** ******
C.Enhanced Past Due Notices
1.Generic Enhanced Format (******* *** *** *******) (Note 2)	*** *******	*****
2.Modified Generic/Bilingual Format (******* *** *** ********) (Note 2)	*** *******	*****
3.Custom Enhanced Format (per *******) (*** *****)	*** *******	*****
4.Addition of System/Principle to Existing Format (******* ***) (Note 1)	*** *******	*****
D.Mail Trace Startup – Support for intelligent mail bar code (***) Implementation (Note 14)	*** *******	$********
E.SmartColor Printing	*** *******	*****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee

II.AESP Statement processing (Refer to section I above for the fees associated with startup services, section VIII below for the fees associated with paper and envelopes, and section IX below for the fees associated with postage)

A.First Physical Page (duplex, black print only) (includes ********* of ********* **** and ********** ********, ******* ********* for **** ************* and **** ******** (excludes *****, ********* and *******) (per *********, per ****** *********)

	*******	$******
B.Additional Physical Page (duplex, black print only) (includes ********* of ********* ****) (excludes *****) (per ******** ****, per ****** *********) (Note 3) (Note 4)	*******	$******
C.SmartColor Printing (Note 23) (Note 24)
1.Processing Fee (Note 25) (per ******** ****, per ****** *********)	*******	$******
2.Uptick for *****% to *****% SmartColor Coverage (per ******** ****, per ****** *********)	*******	$******
3.Uptick for *****% and Greater SmartColor Coverage (Note 26) (per ******** ****, per ****** *********)	*******	*****
D.Reserved	Reserved	Reserved
E.Ad Pages (as defined in Note 6 below)
1.Uptick for Grayscale Printing (per ******* ****, per ****** *********) (Note 6)	*******	$******
2.Uptick for SmartColor Printing (if saturation does not exceed ****** percent (**%) (per ******* ****, per ****** *********)	*******	$******
3.Uptick for SmartColor Printing (if saturation is *****% to *****%) (per ******* ****, per ****** *********)	*******	$******
4.Uptick for SmartColor Printing (if saturation is greater than *****%) (per ******* ****, per ****** *********)	*******	*****
F.Braille and Large Print Statements (Note 22)
1.Start-up	*** *******	*****
2.******* Processing Fee (Note 20) (per **** *****)	*******	*****
3.Data File Restoration (Note 21)	*** *******	*****
G.Statement Checkers (printed on generic white paper) (Note 8)	*** ******* ******* ***	$******

III.Customer letter processing (Refer to section I above for the fees associated with startup services, section VIII below for the fees associated with custom paper and custom envelopes, and Section IX of this table below for the fees associated with postage.)

A.First Physical Page (duplex, black print only) (includes ********* of ******** ****, and ********** ********, if any, ******* ********* for **** ************* and **** ********) (excludes *****, ********* and *******)

	*******	$******
B.Additional Physical Page (duplex, black print only) (includes ********* of ******** ****) (excludes *****) (Note 3)	*******	$******
C.Ad Page (per ******* ****, per ****** *********) (Note 6)	*******	$******

IV.Past due notice processing (Refer to Section I of this table, above, for the fees associated with startup services, Section VIII of this table, below, for the fees associated with custom paper and custom envelopes, and Section IX of this table, below, for the fees associated with postage)

A.First Physical Page (duplex) (Note 19) (includes ******* *****, ******* ******* ********, ******* ********** ********, and ********* of ******** **** and ********** ********, ******* ********* for **** ************* and **** ********) (excludes *******) (per ******, per ****** *********)

	*******	*****
B.Additional Physical Page (duplex) (Note 19) (includes ******* ***** and ********* of ******** ****) (per ******** ****, per ****** *********) (Note 3)	*******	*****
C.Ad Page (per ******* ****, per ****** *********) (Note 6)	*******	*****
V.Reserved
VI.Inserts
A.Printing Services – Marketing Inserts/Envelopes	*** *******	*****
B.Processing (maximum of * ******* per *********)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee
1.Non-CSG Printed Inserts - machine insertion (per ******, per ****** *********)	*******	$******
2.CSG Printed Inserts - machine insertion (per ******, per ****** *********)	*******	$******
C.Insert Banding (Per ***** *******)	*** **********	$****
D.Cancel/Reschedule Letter of Authorization Fee (per ****** ** *************)	*** **********	$******
E.Late Insert Notification (per *******, per ****** *********)	*** **********	$******
F.Late Arrival of Non-CSG Printed Inserts (per *******, per ****** *********)	*** **********	$******
G.Affidavit (per *******, per *****, per ****** *********) (Note 7)	*** *******	$*****
VII.Other print and mail ancillary service fees
A.RESERVED
B.Print and Mail Support Services
1.Development and Programming (Technical Programming Support)	*** *******	$********
2.Marketing/Creative Services & AESP Support Services (per ******, per ****)	*** *******	$********
3.Statement Design Services (per ******, per ****)	*** *******	$********
C.Other Services
1.Flat File Transfer for Statement Creation off-site (non-AESP format only)	*** *******	*****
2.Postal Endorsement – Address Change Service (per ******* *******)	*** *******	$******
3.NCOA Link Address Change Service for Print Suppressed Subscribers	*** ******* ******	$******
4.Mail Tracking, DirectNet View and Daily Scan File
•Mail Trace Software Development – Analysis, Architecture, Design, Development, Testing, Certification and Deployment	*** ****	$*********
•Mail Trace Processing Fee (per *********)	*******	$******
•Mail Trace Scan Data View in ACSR B (Note 17)	***	***
•CSG Vantage® Set-Up – Support for Mail Trace Information •Feed	*** ****	$********
•Mail Trace – Data File Restoration (Note 15)	*** *******	$*****
•Mail Trace Mailer Identification (MID) Fee (Note 16)	********	$********
•Automatic Suspension of Delinquency Actions
-Optional Mail Trace Automated Delinquency Delay Service (per *********) (Note 18)	*******	$******
VIII.Paper and Envelopes (**********, ******** ******* and **** *** *******)
A.24# Plain White Paper (used for SmartColor Printing) (per ****, per ****** *********)	*******	$******
B.Carrier Envelope – CSG Stock ES-65545 (per ********, per ****** *********)	*******	$******
C.Remittance Envelope – CSG Stock ES-65546 (per ********, per ****** *********)	*******	$******
D.Other Custom Materials (per ****, per ****** *********)	*******	*****
E.Other Miscellaneous Shipping Materials (per ****, per ****** *********)	*** *******	*****
F.Paper/Envelope Set-up/Revision (Note 9)	*** *******	$******
IX.Postage
A.Statements (per ********* *******, per ****** *********)	*******	****** *******
B.Customer Letters (other than ******** **** ****) (per ****** *******, per ****** *********)	*******	******** ************* ****
C.Customer Letters – standard rate mail (Note 12) (Note 13)	*******	****
D.Past Due Notices (per notice mailing, per system principle)	*******	******** ************* ****
E.Pre-Sort Mail

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee
1.Automated Mail (per *** (*) or *** (*) ***** **** *****)	*******	**** ******* * ***** ********** ****
2.Non-Automated Mail (per *** (*) or *** (*) ***** **** *****)	*******	**** ******* * ***** ********** **** * $******
3.Pre-Sort Discount – Automated Mail Only (per *** (*) or *** (*) ***** **** *****)	*******	($******)
X.Subscriber Agreement Processing
A.Start-up (Note 27)	*** *******	*****
B.First Physical Page (Note 28) (Note 29) (Note 30)	*** **********	$******
C.Additional Physical Page (Note 28) (Note 29) (Note 30)	*** **********	$******
D.Manual Insertion Fee (for packages containing more than **** (*) ******** *****)	*** **********	$******

Note 1: This fee includes *** **** of ******* **** and covers increments of *** (*) ******/********** at *** ****.  As a point of clarification, should Customer elect to add additional ****** ********** AND use ********* ********** at the SAME time, the fee is $********.

Note 2: The Generic and Modified Generic/Bilingual format/layout includes a certain level of flexibility that Customers utilize in establishing their design.  Included is *** (*) **** of *********/******** ******** ******* for set up of ********.  Any additional time required for ****** ****** ******* is billed at the ******* ******** rate.

Note 3: An additional physical page means text items, including, but not limited to ******* ******* or **************** ********* ******** that ******** onto an additional ******** **** with ** ********** ************.  The page may include ****** ******* ***********, such as, ******** and **********, ******* *********, ********* ***********, etc.  Only ******** from the AESP ******** ******* may be used on the additional ******** **** (setup and changes to this page are billed at the applicable ******* ******** rate, as set forth in the table above).

Note 4: AESP Additional Statement Pages – the first *********** ******** (******) ********** ********* ***** shall be provided at ** ******.  As a point of clarification, ********** ********* ***** will also include ********** ** *****.  Should Customer exceed *********** ******** (******) ********** ********* ***** in any given *****, Customer shall pay the fees set forth above for any ********** ********* ***** that are in excess of *********** ******** (******) ********** ********* pages each *****.

Note 5: Reserved

Note 6: An “Ad Page” means targeted messages, or advertisements using text, graphics and borders generated on an additional logical page.  A logical page is one side of a physical page.  ** ******** or **** ****** may be used, **** **** ***** ********.  This page may be printed duplex.  Setup and changes to this page are billed at the ******* ******** ****, as set forth in the table above.  If the Ad Page is printed on an additional ******** ****, Customer shall be ******* the ********** ********* **** ****, as set forth in the table above, in addition to the Ad Page rate.

Note 7: An affidavit is an official statement from CSG Insert Control giving affirmation to the ****** of ********** ******** with any ********** ******.  This statement includes the cycle dates for which the insert was run.

Note 8: “Printed Checker Job” is defined as:  a) a per cycle request that generates a printed hardcopy statement checker, or b) each pre-test job that prints.  Pre-tests are requested on an as-needed basis and as such, are not tied to cycle, are billable separately.

Note 9:  Customer shall pay the Paper/Envelope Set-up Fee in the event Customer wishes to use paper and/or envelopes that require special ordering.

Note 10: Reserved.

Note 11: Customer is allowed *** ******* ********* ******** session per ****** **** related to Customer Letter start-up.

Note 12: In the event Customer elects to utilize standard rate mail services, Customer must abide by the Content Standards for Standard Mail Letter guidelines set forth by the United States Postal Service (“USPS”) in the Domestic Mail Manual, which can be found at the USPS website (http://pe.usps.gov/text/dmm300/243.htm#wp1048240).  If any third-party action is instituted against CSG directly or indirectly resulting from Customer's violation of any of the rules set forth in the USPS Domestic Mail Manual, such Customer shall indemnify, defend (including without limitation by making any interim payment necessary for appeal) and hold CSG and its affiliates, subsidiaries, agents, officers, directors, managers or employees (collectively “Related Parties”) harmless, at Customer’s expense, and pay the damages and costs finally awarded against CSG or its Related Parties in the action or any settlement amount approved by Customer.  General mail delivery for standard rate mail is ***** (*) to ****** (**) ****.

Note 13: CSG’s current cost is $****** per ******** ****** ******.  This rate is subject to change at any point in time based on changes to USPS postal rates.

Note 14: The startup charge is for a ****** ********* ****** for all ********* and includes ******** of ********* ******, ******* of **** *********** and ********** of ***** **** **** *****.

Note 15: The optional Daily Scan File is a flat file containing the Customer’s previous *********** (**) ****** worth of scan data for mail pieces in the USPS system which is placed on Customer’s SFTP outgoing site and is available to Customer for

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

retrieval for *********** (**) *****.  Thereafter, files are archived for ****** (**) ****.  Should Customer require CSG to restore an archived data file, Customer shall pay the Data File Restoration fee.

Note 16: The Mail Trace Mailer Identifier Fee is a USPS subscription fee for the CONFIRM service.  Customer may have **** than *** ***, in which case Customer shall pay the ****** *** *** **** ***. The fee reflected above is the ************ **** from the **** (which is a ************ ***).  In the event the USPS either increases or decreases this fee, CSG shall have the right to pass along such changes to Customer.

Note 17:  Allows Customer to view in ACSR a specific subscriber’s account scan data.

Note 18:  Additional RIM (Remit in Mail) fields in CCS® allow Customer to (i) select which delinquency actions to suspend, and (ii) identify the time period for suspension.  Provides Customer with additional RIM fields in SSB_TABLE in CSG Vantage® that correspond to the S12 screen and are updated **** * *** with ******* *****.  Fields include:

(a)	RIM_CNT_SBB: Shows the number of remits CSG has received for the account.
(b)	RIM_CURR_DTE_SBB: Shows the date of the most recent remit that CSG has received.
(c)	RIM_ORIG_DTE_SBB: Identifies the date of the first remit that CSG received.

Note 19: *** ********* ***** is provided to Customer at ** ****.  If the highlight color printer is unavailable due to downtime, Customer agrees that Enhanced Past Due Notices will be printed in ***** *** ****.

Note 20:  The ******* data frame charge is assessed against the statement data frame count excluding **** ****** *****, f*** ** ***** and ***** *****.  If a backer page or ad page contains subscriber statement data, it will be counted as a billable data frame.  A data frame represents a logical statement page or image.  As an example, a *** (*) ******** **** ********* with ********* ****** on all **** (*) ***** would represent **** (*) **** ******.

Note 21: PDF data files are available for a period of ***** (*) ****.  Thereafter, files are archived.  In the event CSG is asked to restore an archived data file, Customer shall pay the Data File Restoration Fee. The restoration file will consist of all the ********** ********* *** **** ****** that were included in the ********* ******* ***** ****.  Restoration files will be made available to the Customer upon request and will be placed back on the SFTP server for retrieval by the third-party vendor.

Note 22: Braille and large print statements are not printed by CSG.  Customer must contract with a third-party print vendor who can provide print processing for Braille and large print statements.  CSG can provide the contact information for a preferred provider upon Customer request.

Note 23: SmartColor Printing fees are in addition to all other fees under Schedule F, including fees for Statement Processing described in Section III.A.II above.  SmartColor Printing will be deployed to all Customer statements (including English and Spanish, but excluding Account Hierarchy statement volumes and Customer Letter volumes).

Note 24: Customer acknowledges that *** ******* ******* (***%) of Customer’s SmartColor Printing statement volume, for Customer’s subscribers processing on CSG’s billing platform, will be produced out of *** *** ********** ********.  Should an event require activation of ***** ******** ******** ****, or in the ***** of ** ********** or ********* ****** that ********* ********** ********, Customer acknowledges and agrees that during such event(s) ********** will be ******* ***** *****/***** ***** **********.  In such event(s), ******** shall not be ******* the ********** ******** *** for the ********** ******* using *****/***** ***** **********.

Note 25: SmartColor Printing is available on both sides of each physical statement page.  The fee shall be assessed against Customer’s total physical page count on a ******* basis regardless of the ****** ****** of ******** ***** that ******** ***** ********** (i.e. the *** is ******** ******* *** ******** **** receives ***** or ***).  Prior to commencing SmartColor Printing, CSG will work with Customer to design the subscriber statement such that the smart color ink coverage is within the ****** ******* (**%) *****.  In the event Customer desires to make any statement format change that impacts SmartColor ink coverage, CSG shall work with Customer to ensure that the modifications requested will not cause the SmartColor ink coverage to exceed ****** percent (**%), and in the event SmartColor ink coverage exceeds ****** (**%), CSG will require written acknowledgement (which may be in e-mail form) from Customer that (i) the ink coverage is greater than ****** percent (**%) and (ii) provides the approval of the associated additional fees.  In all circumstances when Customer desires to produce Ad Pages, CSG shall work with Customer on the design of the Ad Pages to keep the SmartColor ink coverage at or below ****** percent (**%), or obtain written acknowledgement from Customer (which may be in e-mail form) that (i) the Ad Page will exceed the SmartColor ink coverage threshold of ****** percent (**%) and (ii) provides the approval of the associated additional fees.

Note 26: SmartColor coverage exceeding ****** percent (**%) will require ****** ******* *****.

Note 27:  All start-up fees and the associated work shall be set forth in a separately executed Statement of Work.

Note 28: The term “Subscriber Agreements” includes, but is not limited to, Customer’s service agreement, DHA24 promotional agreement and Flex24 agreements.  Customer will put the necessary files on its SFTP site ***** for CSG pick up and processing.  The subscriber’s address will be printed to show through CSG’s generic windowed envelope.  There will be no color or logos added to envelope.  Multiple agreements for a single subscriber will be mailed in a single envelope. The rates set forth herein are for volumes of ***** to ***** ****** *****.  Customer agrees to provide CSG with an image file in Portable Document Format (PDF) and a single .csv file containing the subscriber address in the same zipped file with a unique name per job.  Format shall use an “xxx dd mm yy.zip” (name day month year) naming convention.

Note 29:  Processing shall be cut-sheet, duplex print in black toner on 8-1/2 x 14 plain white paper.  Fee includes paper and CSG’s generic #10 double windowed carrier envelope.  Postage is additional.

Note 30:  Customer acknowledges that the fees include paper and envelopes.